EXHIBIT 24

April 17, 1995

A. W. Dahlberg, W. L. Westbrook, Tommy Chisholm and Wayne Boston

Dear Sirs:

         The Southern Company proposes to file a registration statement or statements under the Securities Act of 1933, as amended, with the Securities and Exchange Commission with respect to the issuance by this Company of additional shares of its common stock pursuant to The Outside Directors Stock Plan for Subsidiaries of The Southern Company.

         The Southern Company and the undersigned directors and officers of said Company, individually as a director and/or as an officer of the Company, hereby make, constitute and appoint each of you our true and lawful Attorney for each of us and in each of our names, places and steads to sign and cause to be filed with the Securities and Exchange Commission in connection with the foregoing such registration statement or statements and appropriate amendment or amendments (including post-effective amendments) thereto, to be accompanied by a prospectus or prospectuses and any appropriately amended or supplemented prospectus or prospectuses and any necessary exhibits.

                                                     Yours very truly,

                                                     THE SOUTHERN COMPANY


                                                     By /s/A. W. Dahlberg
                                                           A. W. Dahlberg
                                                       Chairman, President and
                                                       Chief Executive Officer



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                                     - 2 -






/s/A. D. Correll                                _____________________________
   A. D. Correll                                    William A. Parker, Jr.



/s/A. W. Dahlberg                               /s/William J. Rushton, III
   A. W. Dahlberg                                  William J. Rushton, III



/s/Paul J. DeNicola                             _____________________________
   Paul J. DeNicola                                  Gloria M. Shatto



/s/Jack Edwards                                 /s/Herbert Stockham
   Jack Edwards                                    Herbert Stockham



/s/H. Allen Franklin                            /s/W. L. Westbrook
   H. Allen Franklin                               W. L. Westbrook



/s/Bruce S. Gordon                              /s/Tommy Chisholm
   Bruce S. Gordon                                 Tommy Chisholm



/s/L. G. Hardman III                            _____________________________
   L. G. Hardman III                                  W. Dean Hudson



/s/Elmer B. Harris
   Elmer B. Harris


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                                     - 3 -


Extract  from  minutes  of  meeting of the board of  directors  of The  Southern
Company.

                            - - - - - - - - - - - -

     RESOLVED FURTHER: That for the purpose of signing the registration statement or statements under the Securities Act of 1933, as amended, to be filed with the Securities and Exchange Commission with respect to the issuance and sale by this Company of additional shares of its common stock pursuant to the Plan and of remedying any deficiencies with respect thereto by appropriate amendment or amendments (including post-effective amendments), this Company, the members of its Board of Directors, and its officers are authorized to give their several powers of attorney to A. W. Dahlberg, W. L. Westbrook, Tommy Chisholm, and Wayne Boston.

                            - - - - - - - - - - - -

         The undersigned officer of The Southern Company does hereby certify that the foregoing is a true and correct copy of resolution duly and regularly adopted at a meeting of the board of directors of The Southern Company, duly held on April 17, 1995, at which a quorum was in attendance and voting throughout, and that said resolution has not since been rescinded but is still in full force and effect.


Dated  June 21, 1995                                 THE SOUTHERN COMPANY



                                                     By /s/Tommy Chisholm
                                                           Tommy Chisholm
                                                             Secretary